Exhibit 99.1
 Business Review and Plan3rd Quarter 2016  12/12/2016

 *  Forward Looking Statements  Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words. These forward-looking statements are based upon the current beliefs and expectations of The Bancorp, Inc.’s management and are inherently subject to significant business, economic, regulatory, and competitive uncertainties and contingencies, many of which are difficult to predict and beyond our control. For further discussion of these risks and uncertainties, see the “risk factors” sections of The Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, other of its public filings with the SEC and appendix on page 31. In addition, these forward-looking statements are based upon assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The Bancorp Strategy

The Bancorp has developed a client-driven business strategy which leverages our strategic assets and should significantly improve our financial performance

Key Financial Metrics

	Q3 2016 YTD	Near term Objective	Multi-year Objective
Core Revenue Growth[1]	9%	>10%	>10%
Efficiency Ratio[2]	102%	<80%	<65%
Return on Equity %	nm	>5%	>10%
Return on Assets %	nm	>0.5%	>1%

[1]Reflects nine months 2016 vs. nine months 2015 and excludes change in value of unconsolidated entity and gain/loss on sale of securities

[2]Excludes lookback expenses and change in value of unconsolidated entity

BUSINESS STRATEGY ELEMENTS:

- Leverage Payments Platform
  - Value-added solutions
  - Low cost funding
  - Significant fee income
- Build out our historically low credit loss lines of businesses
- Focus on execution

Serving the world's most successful companies….

88,000,000
Prepaid Cards in U.S. Distribution

$4.2 Billion
Total Assets

1.1+ Billion
Merchant Card Transactions Processed Annually

$450 Billion
Combined Annual Payments Processing Volume

70k
Merchants served within Mastercard/Visa Networks

100+
Private-Label Non-Bank Partners

TOP 15
Automated Clearing House (ACH) Originating Bank

>160k
ACH Originators Sponsored

 *  The Bancorp has a unique deposit gathering platform linked to our payments franchise  …creates a stable, low cost deposit base…  Deposits ($M)1  HIGHLIGHTS:Average total deposit cost of 0.32%2 and average prepaid card deposit cost of 0.12%2Payments represent the largest and fastest growing source of funds (15% Compounded Annual Growth Rate since 2013)Decline in Other reflects the exit of HSA and Institutional Banking non-strategic deposit relationships  1Average year to date balances2Average cost for the first nine months of 2016  Other Payments  Prepaid cards

 *  …which we are utilizing to build our lending franchise  We will continue to grow our historically low losslending activities within our key business lines  Loan balance ($M)1  Institutional Banking  Real Estate Capital Markets  Small Business  Leasing  1End of period balances  Niche auto fleet leasing and management  SBA and other small business lending  Banking and lending solutions for wealth managers  Commercial real estate capital markets  2016 Compounded Annual Growth Rates for period 2013 – Q3 2016: Institutional Banking 31%, Small Business 42%, Leasing 26%  2Securities-Backed Lines of Credit  2

 *  Management Scorecard  Completed capital raise of $75 million to enhance our ability to support our clients and maintain revenue growth  Implemented Phase 1 of cost reduction plan designed to streamline business lines and corporate functions  Made substantial investment in our senior management teams and infrastructure  Developed multi-year business plan that was approved by The Bancorp Board of Directors  Defined a remediation plan to address regulatory issues  Continued to reduce investments in non-strategic businesses and non-strategic assets  Complete remediation of regulatory issues  Execute against Phase 2 of our cost reduction plan  Execute against our multi-year integrated business plan

 *  Key differentiators for The Bancorp   Leading payments franchise driving fee income growth  Cost cutting initiatives in process are projected to reduce 20-25% of expense base  Low cost payments deposits will only partially adjust to increases in market interest rates  Rate sensitive balance sheet with majority of loans and investments that will quickly reprice to higher interest rates  Low credit loss lending products have grown rapidly and receive preferential risk-based capital treatment

 *  3rd Quarter 2016 Financial and Business Highlights

 *  Low Cost Deposit Growth Engine  1Average cost for the first nine months in 20162Average yearly balances  The Bancorp has a unique deposit gathering platform linked to our payments franchise  HighlightsTotal deposit cost of 0.32%1 and average prepaid card deposit cost of 0.12%11Payments (Prepaid cards and Other payments) represent the largest and fastest growing source of funds (15% Compound Annual Growth Rate since 2013)  $3,703  Other Payments  HSA  Institutional Banking  Other  Savings/MMA  Checking  $3,818  Deposits by business line and deposit type ($M)2  Q3 2016  Q3 2016  $3,818  Prepaid cards

 *  Loan Growth Across Platform  We will continue to grow our historically low loss lending activities within our key business lines  Loan balance ($M)1  Non-performing asset and loan ratios1  Other  Leasing  Small Business  Real EstateCapital Markets  Institutional Banking2  $701  $1,083  $1,559  $1,754  $1,634  $2,056  $2,330  $6,9543   Non-performing assets ($000) 1  1End of period2Securities-Backed Lines of Credit3$2.9M increase in non-performing assets is primarily due to the purchase of approximately $60M of leases in Q2 2016  Q3 2016

Consistent Generation of Non Interest Income

The Bancorp has a healthy mix of non-interest income relative to other financial institutions of similar size



Post-Provision Income ($M)[1]
$160
$140
$120
$100
$80
$60
$40
$20
$0
$120
33%
67%
$143
41%
59%
$151
45%
55%
11% growth year over year
$109
45%
55%
$121
52%
48%
Post provision interest income
Adjusted Non interest income
2013
2014
2015[2]
YTD Q3 15
YTD Q3 16

Highlights

- Payments franchise a key generator of non-interest income
- ~50% non-interest income vs. 20% for average community banks[3]

[1]For reconciliation of post provision income, post provision interest income and adjusted non interest income to net interest income and non-interest income calculated in accordance with GAAP, please see appendix (page 30)

[2]Excludes gain on sale of HSA portfolio in Q4 2015 for $33.5M

[3]Based on community banks $3.5B – $5.5B assets. Source: iBanknet.com

12

The Bancorp

Focus on Reducing Non-strategic Assets

While we took a fair value mark of $23.9mm in Q3 on a commercial real estate loan in our discontinued portfolio, we continue to wind down the discontinued portfolio



Discontinued Operations Balance ($M)
$1,200
$1,000
$800
$600
$400
$200
$0
$1,124
$549
$209
$366
$71
$295
Discontinued Operations Begins
Other Loan Sales, Pay Downs and Charges
Loan Sales to Walnut Street1
Net Exposure 9/30/2016
Residential Portfolio
Discontinued Operations Net Commercial Loans4 9/30/2016

($M)	Exposure as of 9/30/2016[2]	% Marks to Principal[3]
16 Largest relationships	$210	26%
Other loans	85	7%
Total discontinued commercial loan exposure	295	21%

Highlights

- The Bancorp discontinued its Philadelphia-based commercial real estate operation in 2014
  - Significant reductions over past two years
  - Disposing remainder of portfolio as soon as practical with best possible execution

[1]Balance of loan sales financed by bank at 9/30/2016 was $157.4M
[2]Remaining commercial loan exposure as of 9/30/2016
[3]Cumulative marks and write downs as a percentage of original principal
[4]See footnote 1 for discontinued loan sales financed by the bank which are reported as investment in unconsolidated entity on the balance sheet

13

The Bancorp

 *  Investment Securities Portfolio  Highlights95% of portfolio rated [A] or better, no securities below investment gradeYield on securities portfolio 2.36% YTD with low duration relative to peersPortfolio managed by highly experienced internal team  1End of period balances  We have maintained our liquid securities portfolio even as our core lending businesses have grown   Held for sale  Held to maturity  Securities Portfolio ($M)1

 *  Commitment to a well-capitalized balance sheet  Highlights$75M capital raise in Q3 2016Capital ratios improving and Tier 1/Average Assets approaching near term target of 8.0% and longer term target of 8.5%Risk based ratios reflect preferential treatment of Securities Backed Lines of Credit, SBA loans and select investment securities  1Capital ratios at the “Bank” level2The Common Equity Tier 1 Ratio (CET1) is equivalent and has a well capitalized minimum of 6.5%  We are committed to maintaining a strong capital position as we grow our business   5%Well-capitalizedminimum  8%Well-capitalizedminimum  10%Well-capitalizedminimum  Bank Capital Ratios1  2

 *  The Bancorp Business Plan  We are focused on executing our business unit strategies while building cross-organizational enablers to implement our business plan  Implement specialized business unit strategies to increase revenue growth and productivity  PAYMENTS  INSTITUTIONAL BANKING  SMALL BUSINESS  LEASING  REAL ESTATE CAPITAL MARKETS  BUSINESSINTEGRATION  TECHNOLOGY/INNOVATION  SALES/PRACTICEMANAGEMENT  TALENTMANAGEMENT  GOVERNANCE  Build cross-organizational capabilities to enable strategy implementation and efficiency

Business Unit Strategies – Payments

The Bancorp's leading payments franchise empowers many of the most innovative companies across markets and drives deposits and fee income

Business Model

- Issuance business:
  - Sponsorship of products/services across the payments space
  - Sponsorship of private label banking (DDA account with a debit card)
- Acceptance business:
  - ACH and wire processing plus check clearing
  - Merchant card transaction processing

Highlights

- Continue growing core client revenue through:
  - Deepening relationships with long-term strategic clients
  - Enhancing payment solutions offerings in key market segments
  - Development of new programs and partnerships
- Risk based approach to manage the complexity and risk associated with sector
- Evaluating credit sponsorship opportunities to leverage existing client relationships within emerging FinTech markets
- Integrated approach to resolve all regulatory issues

88M prepaid cards in circulation

$44B in gross dollar volume annual spend

Over **1B** merchant transactions processed annually

17

The Bancorp

Business Unit Strategies – Institutional Banking

Institutional Banking delivers private label lending and banking services to wealth management providers

Business Model

- Integrated banking solutions for wealth managers
  - Deposit services (checking and MDA)
  - Lending services (securities based lines of credit and advisor acquisition lines)
  - Payment services (debit cards and payment cards)

Highlights

- Loan growth rate of 31% since 2013 with significant additional market opportunity
- Technology enabled platform critical to support growth
- Focused on strategic clients where The Bancorp provides a "turn-key" integrated banking services solution
- Market dynamics support business model
  - Advisors shifting from large broker dealers to independent platforms
  - Sector shift to fee based accounts
  - Emergence of new wealth management providers

30,000+ financial advisors served

$2.2 trillion in partner assets under management

18 The Bancorp

Business Unit Strategies – Small Business

The Bancorp is building a focused small business lending platform in attractive regional markets and client segments

Business Model

- Building a distinct platform within the fragmented SBA market
  - National portfolio lender approach allows pricing and client flexibility
  - Highly focused business unit allows for commitment to operational excellence
  - Solid credit performance over time

Highlights

- New senior leadership building an integrated national platform
  - Client segment strategy tailored by market
  - Expansion of businesses development capacity
  - Leverage referral network within The Bancorp
  - Evaluating new segments and related small business fin-tech opportunities

Loan annual growth rate of 42% since 2013

$700K average 7a loan size

19
The Bancorp

Business Unit Strategies – Leasing

The Bancorp has built a leasing business that is focused on delivering solutions to commercial and government entities with small auto/truck fleets

Business Model

- Niche provider of vehicle leasing solutions
  - Focus on smaller fleets (less than 100 vehicles)
  - Direct lessor (Bancorp sources opportunities directly) and provides value-added services
  - Historical acquisition integration capability is a key driver of growth
  - Healthy mix of commercial and government-related business (70% commercial)

Highlights

- Meaningful organic growth opportunities given fragmented market
- Near-term strategic priorities
  - Enhance sales process and staffing model
  - Pursue technology/operations enhancements to scale business

Lease balance annual growth rate of 26% since 2013

38% auto/ 62% trucks

>$300M in current leasing contracts

20
The Bancorp

Business Unit Strategies – Real Estate Capital Markets

The Bancorp has built a niche commercial real estate capital markets business over the past several years

Business Model

- Launched in 2012, dedicated team focused on the CMBS business
  - Originate fixed/floating rate transactions for sale
  - Bank balance sheet provides flexibility vs. warehouse players
- Origination focused primarily on multi-family, office and retail in primary and secondary markets
- Strong credit culture and capital markets experience and expertise

Highlights

- Completed several securitizations per year since 2013 generating significant non-interest revenue
- Ongoing focus on originating commercial real estate loans for sale into CMBS markets and in private transactions

60-80 loans per year

Origination of fixed & floating rate transactions

21

Key Enablers – Business Integration

To be successful, we will need to better integrate activities across business lines and across our operating platform

Improve Business Unit integration

- Identify and support cross-sell opportunities
- Manage banking services to support multiple BUs

Evaluate opportunities to improve our centralized operating platform

- Assess impact of fragmentation of important functions and redundant activities in the central operational units
- Determine approach to create a more effective and productive operating environment including evaluation of end-to-end processes, product delivery, redundancies and controls

Provide framework to better manage support for business units

- Create vendor management program to manage quality/costs
- Empower subject matter experts to better manage targeted, high impact activities



SEGMENT 1
SEGMENT 2
SEGMENT 3
PRODUCTIVITY
DEDICATED
ORIGINATION, MARKETING, SALES
PARTIALLY DEDICATED
SERVICE + DELIVERY
TAILORED
STANDARD
PRODUCT PLATFORM
UNIVERSAL
OPERATING PLATFORM
EFFICIENCY

22 The Bancorp

Key Enablers – Technology/Innovation

We will continue to build on our FinTech roots by investing in new technology and enhancing our operating platform to enable business growth

Invest to support technology-enabled business growth

- Institutional Banking: automate loan application process
- Payments: continue to build platform to support key partners in target markets
- Cross-business: assess tools to support BU sales/business development activities



Created a Technology Lab

- Initial focus: digital lending, digital payments, mobile, blockchain
- Approach: small, dedicated resources focused on large market opportunities and significant client problems in a lower risk, more responsive environment

23

The Bancorp

Key Enablers – Sales/Practice Management

We will improve sales performance across the platform by better aligning incentive programs, coordinating sales activities, and standardizing sales management tools where appropriate

Align incentive programs

- Review all existing sales incentive plans
- Develop incentive programs that are consistent across business lines and are in line with market standards and business objectives within business units for 2017

Improve performance and sales management processes

- Identify and evaluate existing sales management tools across our platform
- Create company-wide and business-specific sales and performance dashboards
- Assess opportunity to enhance current tools and potentially create a standard to be utilized by BUs as well as to identify best practices related to performance measurement and sales metrics



24 The Bancorp

Key Enablers – Talent Management

Attracting and retaining the right talent will be required to execute against our strategic plan

Initiate level-setting program across organization

- Identify high performers
- Establish guidelines and provide support to ensure consistency
- Develop succession plans for key executives in strategic roles

Focus near-term retention and development efforts on key talent in strategic roles

- Executive and one layer down as well as key sales roles
- Establish training objectives for this group
- Revitalize and enhance existing career development programs

Review and align titles and incentive plans

- Develop a consistent corporate and functional titling structure
- Establish benchmark compensation level for key executives
- Create incentives for senior leaders that are aligned with our business financial and strategic objectives



25 The Bancorp

Key Enablers – Governance

We will further enhance our overall governance structure at both the company and business unit levels

Enhance communication with key board committees

- Key committees: audit, risk oversight, compensation
- Utilize business plan as roadmap for continued dialogue

Improve key business processes and committees

- Establish Executive Committee and new leadership team
- Improve budgeting/financial planning
- Enhance new product approval process and technology/capital investment approval process
- Enhance policies and charters of key management committees
- Eliminate redundant committees



26 The Bancorp

*  Appendix

 *  Capital Ratios and Selected Financial Data - The Bancorp, Inc.    As of or for the nine months endedSeptember 30, 2016  As of or for the 12 months endedDecember 31, 2015  Selected Capital and Asset Quality Ratios:      Equity/assets  8.04%  6.71%  Tier 1 capital to average assets   7.81%  7.17%  Tier 1 capital to total risk-weighted assets   15.14%  14.67%  Total capital to total risk-weighted assets   15.42%  14.88%  Allowance for loan and lease losses to total loans  0.51%  0.41%  Tangible common equity  7.90%  6.61%  Balance Sheet Data ($M):      Total assets   $4,217  $4,766  Loans, net of unearned costs (fees)  $1,198  $1,078  Commercial loans held for sale  $563  $490  Allowance for loan and lease losses  $6.1  $4.4  Total cash and cash equivalents   $356  $1,155  Total investments  $1,428  $1,164  Deposits   $3,766  $4,414  Shareholders’ equity   $339  $320  Selected Ratios:       Return on average assets  NM  NM  Return on average common equity  NM  NM  Net interest margin   2.57%  2.37%  Book value per share   $6.13  $8.47  1The Common Equity Tier 1 Ratio (CET1) is equivalent  1

 *  Loan Portfolio and Asset Quality Overview  Category(000s)  2013  2014  2015  Q3 2016 Balance  % of Total Loans  Non-accrual Loans  Non-accrual/Total Loans  OREO  30-89 Days Delinquent  90+ Days Delinquent  Q3 2016 YTD Charge-offs (net)  SBA  $115,656  $165,134  $189,893  $197,632  11%  $1,920   1.0%  -  -  -  $75  SBA held for sale  $14,708  $38,704  $109,174  $146,450  8%  -   -  -  -   -   -   Leasing  $175,610  $194,464  $231,514  $332,632  19%  -   -  -  $15,699  $2,933   $45  Security backed lines of credit  $293,109  $421,862  $575,948  $621,456  36%  -  -  -   $16  -   -  Other consumer lending  $45,152  $36,168  $23,180  $19,375  1%  $2,101  10.8%  -  $434  -   $32  Other specialty lending  $1,588  $48,625  $48,315  $20,076  1%  -  -  -  -   -   -   CMBS  $55,196  $178,376  $380,764  $416,507  24%  -   -  -  -   -   -   Total  $701,020  $1,083,333  $1,558,788  $1,754,128  100%  $4,021  0.2%  $0  $16,149   $2,933  $152

 *  Post Provision Income Reconciliation1  1Post provision income for continuing operations is calculated as follows: Net interest income less provision for loan and lease losses plus non-interest income excluding (gain)/loss on sales of investment securities and Health Savings Accounts and change in value of unconsolidated entity  Category ($M)  2013  2014  2015  Q3 2015 YTD  Q3 2016 YTD  Interest income  $51.1   $70.7   $83.5   $61.3   $74.3   Interest expense  $10.8   $11.3   $13.6   $9.9   $9.3  Net interest income  $40.4   $59.4   $69.9   $51.3   $65.0  Provision for loan and lease losses  $0.4   $1.2   $2.1   $1.8   $1.8   Net interest income post provision   $40.0  $58.2   $67.8   $49.5   $63.2   Beginning non-interest income  $82.1  $85.0   $133.1   $62.8   $48.1   (Gain) Loss on sale of investment securities  ($1.9)  ($0.5)  ($14.4)  $0.1   ($3.1)  (Gain) on sale of Health Savings Account portfolio  -  -  ($33.5)  -  -  Change in value of investment in unconsolidated entity   -  -  ($1.7)  ($3.1 )  $12.3  Adjusted Non-interest income   $80.2   $84.5   $83.5   $59.8   $57.3   Post provision income  $120.1   $142.7   $151.3  $109.3   $120.5

 *  Risk Factors  The risk factors discussed and identified in our Annual Report on Form 10-K for the year ended December 31, 2015, and in other of our public filings with the SEC:weak economic and slow growth conditions in the U.S. economy and significant dislocations in the credit markets have had, and may in the future have, significant adverse effects on our assets and operating results, including increases in payment defaults and other credit risks, decreases in fair value of some assets and increases in our provision for loan lossesweak economic and credit market conditions may result in a reduction in our capital base, reducing our ability to maintain deposits at current levelsoperating costs may increaseadverse government or regulatory policies may be promulgated affecting not only the general bank regulatory environment in which we operate but also our lending linesmanagement and other key personnel may be lostcompetition with respect to our products and services may reduce our profit margins and our ability to obtain economies of scalethe costs of our interest-bearing liabilities, principally deposits, may increase relative to the interest received on our interest-bearing assets, principally loans, thereby decreasing our net interest incomeloan and investment yields may decrease for various reasons resulting in a lower net interest marginpossible geographic concentration of certain of our loans could result in our loan portfolio being adversely affected by economic factors unique to the geographic area and not reflected in other regions of the countrythe market value of real estate that secures certain of our loans has been, and may continue to be, adversely affected by recent economic and market conditions, and may be affected by other conditions outside of our control such as lack of demand for real estate of the type securing our loans, natural disasters, changes in neighborhood values, competitive overbuilding, weather, casualty loss, occupancy rates and other similar factorswe must satisfy our regulators with respect to Bank Secrecy Act, Anti-Money Laundering and other regulatory mandates to prevent additional restrictions on adding customers and to remove current restrictions on adding certain customersthe loans from our discontinued operations are now held for sale and were marked to fair value with the assistance of outside third parties; however, the actual sales price could differ from those third party fair values. The reinvestment rate for the proceeds of those sales in investment securities depends on future market interest rateswe may not be able to sustain our historical growth rate in our specialized lending, prepaid card and other lines of business  The following factors, among others could cause actual results to differ materially from the anticipated results or other expectations expressed in this presentation